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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                   FORM 8-K/A
                                Amendment No. 1
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 14, 1998
                                                --------------------------------

                            CASH TECHNOLOGIES, INC.
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              (Exact name of Registrant as specified in charter)


     Delaware                             000-24569             95-4558331
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(State or other jurisdiction            (Commission         (IRS Employer
 of incorporation)                      File Number)        Identification No.)


        1434 West 11th Street   Los Angeles, California           90015
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code           (213)745-2000
                                                   -----------------------------


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         (Former name or former address, if changed since last report)
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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     This Amendment No. 1 to Report on Form 8-K/A has been filed to (i) include as an Exhibit the required letter of DeLoitte & Touche LLP in connection with the termination of their retention as independent accountants to Cash Technologies, Inc. and (ii) correct the earlier Form 8-K filing to indicate that the audit opinion dated November 7, 1997 issued by DeLoitte & Touche LLP in connection with the Company's registration statement (SEC File No. 333-6434) for its initial public offering included a "going concern" explanatory paragraph.

     On August 6, 1998, the Board of Directors of Cash Technologies, Inc. (the "Company") determined that it would be in the best interests of the Company to terminate the services of its independent accountant DeLoitte & Touche LLP, which acted as its independent accountant with respect to the Company's financial statements for the fiscal year ended May 31, 1997 which were included in its Registration Statement for the Company's initial public offering.

     The Company's initial public offering was declared effective by the Securities and Exchange Commission on July 9, 1998 and closing occurred on July 14, 1998. The Underwriters for the initial public offering were Starr Securities, Inc. and GunnAllen Financial, Inc. The Company's initial public offering consisted of the sale of 1,485,000 shares of Common Stock at an offering price of $7.00 per share.

     The Board of Directors has not yet decided on a firm to be its independent accountants for the fiscal year ending March 31, 1998. The Company's annual report on Form 10KSB is due to be filed with the Securities and Exchange Commission on or about October 9, 1998.

     The dismissal of DeLoitte & Touche LLP was recommended and approved by the Board of Directors of the Company and is not the result of any disagreement with DeLoitte & Touche LLP on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure.

     The audit report dated November 7, 1997 for the fiscal year periods ending May 31, 1997 issued by DeLoitte & Touche LLP in connection with the Company's registration statement (SEC File No. 333-6434) for its initial public offering
included a "going concern" emphasis paragraph.   The opinion expressed concern
based upon several factors, including violation of certain loan agreements, as more fully described in Note 1 to the Company's financial statements included in the registration statement. During the last two fiscal years and subsequent periods there were no disagreements with DeLoitte & Touche LLP regarding accounting principles, or practices, financial statement disclosure, or auditing scope or procedure.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits
16.1 Letter from DeLoite & Touche LLP on change in Certifying Accountant.
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8K/A Amendment No.1 to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CASH TECHNOLOGIES, INC.
                                    (Registrant)


                                    By: /s/ Bruce Korman
                                        -------------------------
                                         Bruce Korman
                                         Chief Executive Officer
Dated:  September 14, 1998